UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) January 25, 2007

FOUNDRY NETWORKS, INC.
(Exact name of registrant as specified in its charter)
000-26689
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation)	77-0431154 (I.R.S. Employer Identification No.)
4980 Great America Parkway
Santa Clara, CA 95054
(Address of principal executive offices, with zip code)
(408) 207-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     The information in this Item 2.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the liabilities of that section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     On January 31, 2007, Foundry Networks, Inc. issued a press release regarding its revenue results for the three months end and fiscal year ended December 31, 2006. A copy of the press release announcing these revenue results is attached hereto as Exhibit 99.1 pursuant to Item 2.02 of Form 8-K and is incorporated herein by reference.
Item 5.02. Departures of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Awards Pursuant to the 2006 Executive Performance Incentive Plan
     On January 25, 2007, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Foundry Networks, Inc. (the “Company”), approved a recommendation to the Board of Directors, which was subsequently approved by the Board of Directors (with Bobby R. Johnson, Chief Executive Officer and President, abstaining) regarding the payment of certain year-end cash incentive awards. These awards were made due to the attainment of objective individual and corporate performance goals under the Company’s fiscal 2006 Executive Performance Incentive Plan (the “2006 Incentive Plan”). Mr. Johnson and Timothy D. Heffner, the Company’s former Vice President, Finance and Administration and Chief Financial Officer were not awarded bonuses pursuant to the 2006 Incentive Plan. Based upon the Compensation Committee’s recommendation, the Board of Directors approved payments to the following individuals who will be identified as named executive officers in the proxy statement for the Company’s 2007 annual meeting in the amounts described below:

2006 Incentive Plan
Bonus Payment
Ken K. Cheng, Vice President and General Manager, High-Value Systems	$120,000

Richard Bridges, Vice President, Manufacturing	$120,000

Paul L. Twombly, Vice President, Customer Service	$108,000
     In addition to the amounts listed above awarded to named executive officers, an aggregate of $678,125 was awarded to executive officers other than the named executive officers under the 2006 Incentive Plan, including $48,125 awarded to the Company’s Current Vice President, Finance and Administration and Chief Financial Officer, Daniel W. Fairfax.
     Additionally, the Compensation Committee approved the amendment of Mr. Heffner’s base salary for the fiscal year 2007 to $310,000, with a total target bonus for fiscal year 2007 of $93,000.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
     99.1 Press Release of Foundry Networks, Inc. dated January 31, 2007, entitled “Foundry Networks Reports Preliminary Fourth Quarter and Full Year 2006 Revenue Results.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUNDRY NETWORKS, INC.
Date: January 31, 2007	By:	/s/ Daniel W. Fairfax
Daniel W. Fairfax
Vice President, Finance and Administration, Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Foundry Networks, Inc. dated January 31, 2007, entitled “Foundry Networks Reports Preliminary Fourth Quarter and Full Year 2006 Revenue Results.”